Exhibit 99.9

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF4 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF4 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

First Franklin Mortgage Loan Trust, Series 2004-FF4
OLTV > 85%


13. Geographical Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                                  % of Mortgage       Weighted     Weighted
                                                                   Loan Pool by        Average      Average
                           Number of         Aggregate              Aggregate           Gross      Remaining        Weighted
Geographical                Mortgage        Cut-off Date           Cut-off Date       Interest       Term            Average
Distribution                 Loans       Principal Balance      Principal Balance       Rate       (months)     Original LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
California                      184            $51,344,856                 23.95        6.490          357                92.47
Florida                         102             19,807,992                  9.24        7.149          357                94.67
New York                         49             12,543,780                  5.85        7.014          357                94.79
Ohio                             83             11,669,347                  5.44        7.062          356                96.09
Texas                            66              9,977,458                  4.65        7.084          357                96.26
Michigan                         61              9,608,627                  4.48        7.222          357                94.42
Georgia                          57              9,139,326                  4.26        7.201          355                94.97
Illinois                         47              8,974,263                  4.19        7.300          357                93.93
New Jersey                       33              7,130,844                  3.33        7.422          350                94.58
North Carolina                   45              6,667,402                  3.11        7.412          357                95.73
Nevada                           31              6,515,395                  3.04        6.754          357                93.08
Other                           387             60,988,175                 28.45        7.124          354                94.20
--------------------------------------------------------------------------------------------------------------------------------
Total:                        1,145           $214,367,465                100.00        6.986          356                94.12
--------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 43



14. Occupancy

--------------------------------------------------------------------------------------------------------------------------------
                                                                  % of Mortgage       Weighted     Weighted
                                                                   Loan Pool by        Average      Average
                           Number of         Aggregate              Aggregate           Gross      Remaining        Weighted
                            Mortgage        Cut-off Date           Cut-off Date       Interest       Term            Average
Occupancy                    Loans       Principal Balance      Principal Balance       Rate       (months)     Original LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
Primary                       1,079           $203,090,727                 94.74        6.998          356                94.34
Non-Owner Occupied               66             11,276,738                  5.26        6.758          357                90.15
--------------------------------------------------------------------------------------------------------------------------------
Total:                        1,145           $214,367,465                100.00        6.986          356                94.12
--------------------------------------------------------------------------------------------------------------------------------



15. Property Types

--------------------------------------------------------------------------------------------------------------------------------
                                                                  % of Mortgage       Weighted     Weighted
                                                                   Loan Pool by        Average      Average
                           Number of         Aggregate              Aggregate           Gross      Remaining        Weighted
Property                    Mortgage        Cut-off Date           Cut-off Date       Interest       Term            Average
Types                        Loans       Principal Balance      Principal Balance       Rate       (months)     Original LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
Single Family Residence         867           $153,101,931                 71.42        7.005          356                94.12
Planned Unit Development        176             38,370,406                 17.90        6.879          356                94.09
Condo                            61             12,472,890                  5.82        7.078          357                93.72
2-4 Family                       41             10,422,238                  4.86        6.989          357                94.71
--------------------------------------------------------------------------------------------------------------------------------
Total:                        1,145           $214,367,465                100.00        6.986          356                94.12
--------------------------------------------------------------------------------------------------------------------------------



17. Documentation Level

--------------------------------------------------------------------------------------------------------------------------------
                                                                  % of Mortgage       Weighted     Weighted
                                                                   Loan Pool by        Average      Average
                           Number of         Aggregate              Aggregate           Gross      Remaining        Weighted
Documentation               Mortgage        Cut-off Date           Cut-off Date       Interest       Term            Average
Level                        Loans       Principal Balance      Principal Balance       Rate       (months)     Original LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
Full Documentation              962           $178,255,930                 83.15        6.894          356                93.79
No Income Verification          131             25,843,743                 12.06        7.542          355                96.81
No Documentation                 27              5,565,458                  2.60        7.718          357                92.63
Limited Documentation            25              4,702,333                  2.19        6.553          358                93.41
--------------------------------------------------------------------------------------------------------------------------------
Total:                        1,145           $214,367,465                100.00        6.986          356                94.12
--------------------------------------------------------------------------------------------------------------------------------



20. FICO Score

---------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage       Weighted     Weighted
                                                                    Loan Pool by        Average      Average
                            Number of         Aggregate              Aggregate           Gross      Remaining        Weighted
FICO                         Mortgage        Cut-off Date           Cut-off Date       Interest       Term            Average
Score                         Loans       Principal Balance      Principal Balance       Rate       (months)     Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------------
541 - 560                          5               $870,568                  0.41        8.174          357                89.27
561 - 580                        133             18,913,594                  8.82        7.800          357                89.92
581 - 600                         51             10,506,552                  4.90        7.248          357                90.26
601 - 620                         90             15,566,669                  7.26        7.144          355                93.15
621 - 640                        264             45,971,077                 21.44        7.094          356                96.27
641 - 660                        129             24,790,559                 11.56        6.764          358                93.77
661 - 680                        121             26,279,826                 12.26        6.610          355                94.36
681 - 700                        109             22,876,965                 10.67        6.818          355                94.72
701 - 720                        103             19,891,213                  9.28        6.777          356                94.69
721 - 740                         61             13,181,540                  6.15        6.787          357                94.78
741 - 760                         44              8,534,540                  3.98        6.973          353                94.76
761 - 780                         22              4,771,827                  2.23        6.771          357                94.46
781 - 800                         11              1,761,751                  0.82        7.000          358                94.90
801 >=                             2                450,783                  0.21        8.002          357                94.99
---------------------------------------------------------------------------------------------------------------------------------
Total:                         1,145           $214,367,465                100.00        6.986          356                94.12
---------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 560
Maximum: 802
Non-Zero Weighted Average: 658

First Franklin Mortgage Loan Trust, Series 2004-FF4
FICO < 620



6. Range of Original LTV Ratios (%)

-------------------------------------------------------------------------------------------------------------------------------
                                                                  % of Mortgage       Weighted     Weighted
                                                                   Loan Pool by       Average      Average
Range of                   Number of         Aggregate              Aggregate          Gross      Remaining         Weighted
Original                    Mortgage        Cut-off Date           Cut-off Date       Interest       Term           Average
LTV Ratios (%)               Loans       Principal Balance      Principal Balance       Rate       (months)     Original LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
20.01% - 25.00%                   1                $49,899                  0.03       8.000           357               24.15
25.01% - 30.00%                   3                128,859                  0.07       7.387           245               27.26
30.01% - 35.00%                   7                836,902                  0.43       6.472           347               32.81
35.01% - 40.00%                   8                873,061                  0.44       6.605           332               37.24
40.01% - 45.00%                  12              1,845,085                  0.94       6.672           343               43.29
45.01% - 50.00%                   9                895,488                  0.46       7.056           358               48.13
50.01% - 55.00%                  18              2,926,003                  1.49       6.729           355               52.29
55.01% - 60.00%                  27              3,356,656                  1.71       6.676           327               57.88
60.01% - 65.00%                  63              9,457,506                  4.81       6.706           343               63.53
65.01% - 70.00%                  68             12,279,343                  6.24       6.786           347               68.70
70.01% - 75.00%                 110             18,292,334                  9.30       6.857           350               73.87
75.01% - 80.00%                 452             67,277,187                 34.19       6.685           355               79.70
80.01% - 85.00%                 209             35,557,561                 18.07       7.374           357               84.56
85.01% - 90.00%                 219             37,604,005                 19.11       7.447           357               89.82
90.01% - 95.00%                  13              1,889,924                  0.96       7.271           339               94.48
95.01% - 100.00%                 31              3,516,936                  1.79       8.075           355              100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                        1,250           $196,786,748                100.00       7.010           353               79.31
-------------------------------------------------------------------------------------------------------------------------------

Minimum: 24.15%
Maximum: 100.00%
Weighted Average: 79.31%

Top



13. Geographical Distribution

-------------------------------------------------------------------------------------------------------------------------------
                                                                  % of Mortgage       Weighted     Weighted
                                                                   Loan Pool by       Average      Average
                           Number of         Aggregate              Aggregate          Gross      Remaining         Weighted
Geographical                Mortgage        Cut-off Date           Cut-off Date       Interest       Term           Average
Distribution                 Loans       Principal Balance      Principal Balance       Rate       (months)     Original LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
California                      250            $58,092,335                 29.52       6.584           355               77.27
Florida                         117             16,768,445                  8.52       7.243           350               80.55
Texas                            97             11,539,636                  5.86       7.089           341               78.58
Illinois                         66              9,599,057                  4.88       7.433           354               81.40
New York                         44              8,941,731                  4.54       6.680           351               69.56
Michigan                         68              8,708,729                  4.43       7.667           357               80.86
Georgia                          51              7,464,586                  3.79       7.117           355               81.97
Minnesota                        38              6,681,867                  3.40       6.929           357               81.82
Oregon                           39              6,245,962                  3.17       6.770           356               79.71
Ohio                             61              6,180,141                  3.14       7.304           357               82.67
New Jersey                       29              5,364,353                  2.73       7.086           353               77.69
Other                           390             51,199,904                 26.02       7.247           353               81.44
-------------------------------------------------------------------------------------------------------------------------------
Total:                        1,250           $196,786,748                100.00       7.010           353               79.31
-------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 42



14. Occupancy

-------------------------------------------------------------------------------------------------------------------------------
                                                                  % of Mortgage       Weighted     Weighted
                                                                   Loan Pool by       Average      Average
                           Number of         Aggregate              Aggregate          Gross      Remaining         Weighted
                            Mortgage        Cut-off Date           Cut-off Date       Interest       Term           Average
Occupancy                    Loans       Principal Balance      Principal Balance       Rate       (months)     Original LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Primary                       1,233           $195,078,506                 99.13       7.009           353               79.40
Non-Owner Occupied               17              1,708,242                  0.87       7.130           353               69.05
-------------------------------------------------------------------------------------------------------------------------------
Total:                        1,250           $196,786,748                100.00       7.010           353               79.31
-------------------------------------------------------------------------------------------------------------------------------



15. Property Types

-------------------------------------------------------------------------------------------------------------------------------
                                                                  % of Mortgage       Weighted     Weighted
                                                                   Loan Pool by       Average      Average
                           Number of         Aggregate              Aggregate          Gross      Remaining         Weighted
Property                    Mortgage        Cut-off Date           Cut-off Date       Interest       Term           Average
Types                        Loans       Principal Balance      Principal Balance       Rate       (months)     Original LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Single Family Residence         977           $146,884,228                 74.64       7.040           353               78.86
Planned Unit Development        175             34,090,720                 17.32       6.867           355               81.75
Condo                            63             10,190,672                  5.18       7.056           354               81.27
2-4 Family                       35              5,621,128                  2.86       7.012           355               72.77
-------------------------------------------------------------------------------------------------------------------------------
Total:                        1,250           $196,786,748                100.00       7.010           353               79.31
-------------------------------------------------------------------------------------------------------------------------------

17. Documentation Level

-------------------------------------------------------------------------------------------------------------------------------
                                                                  % of Mortgage       Weighted     Weighted
                                                                   Loan Pool by       Average      Average
                           Number of         Aggregate              Aggregate          Gross      Remaining         Weighted
Documentation               Mortgage        Cut-off Date           Cut-off Date       Interest       Term           Average
Level                        Loans       Principal Balance      Principal Balance       Rate       (months)     Original LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Full Documentation            1,164           $181,802,513                 92.39       6.982           354               79.99
No Income Verification           48              8,014,699                  4.07       7.131           350               67.02
Limited Documentation            38              6,969,537                  3.54       7.608           352               75.86
-------------------------------------------------------------------------------------------------------------------------------
Total:                        1,250           $196,786,748                100.00       7.010           353               79.31
-------------------------------------------------------------------------------------------------------------------------------